PUTNAM TAX-FREE INSURED FUND
                      Supplement dated May 20, 1997
                  to Prospectus dated November 30, 1996


     The section "Distribution plans   Class B and class M
distribution plans" is supplemented as follows:

     Putnam Mutual Funds has agreed to waive the class B 12b-1 fee in its entirety through December 31, 1997. Payments to dealers are not affected by this waiver. The table of fees and
expenses set forth under the heading "About the fund   Expenses
summary" has not been restated to reflect this waiver. With Trustee approval, the waiver may be terminated earlier, in which event class B shareholders would be notified and the prospectus revised.



                                             34135 5/97